Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Commitments and Contingencies

18. Commitments and Contingencies

(a) Operating lease commitments

The Group has operating lease agreements principally for its office properties in the PRC. Such leases have remaining terms ranging from six to 240 months and are renewable upon negotiation. Rental expenses were $15,475,718, $21,757,001 and $24,418,965, for the years ended December 31, 2010, 2011 and 2012, respectively.

Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2012 were as follows:

Amount
Year Ended December 31	$
2013	15,826,340
2014	8,399,544
2015	1,574,038
2016	478,732
2017	273,190
Total	26,551,844

(b) Fund investment commitments

The Group had an investment commitment of RMB60.0 million (equivalent to $9.5 million) to the Wuling Center (Note 4). $2.4 million was paid in November 2012, $0.5 million was paid in January 2013, and the remaining investment commitment is payable upon the fund’s demand.

(c) Contingencies

The Group is subject to claims and legal proceedings that arise in the ordinary course of its business. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be decided unfavorably to the Group. The Group does not believe that any of these matters will have a material adverse effect on its business, assets or operations.

The Group has a clawback obligation to the Fund for which the Group acts as the general partner. Carried interest is subject to clawback to the extent that the limited partners have not received a certain level of aggregate distributions or the carried interest exceeds a certain level based on cumulative results. The Group did not recognize any carried interest income for the years ended December 31, 2011 and 2012; nor did the Group have any clawback obligations for those periods.